UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

This Current Report on Form 8-K is being filed by KBS Real Estate Investment Trust, Inc. (the “Company”) to present the financial statements for the acquired real property described below as well as the related pro forma financial statements for the Company. These financial statements are being filed on Form 8-K in order to be incorporated by reference into the Company’s registration statements.

On July 31, 2008, the Company, through an indirect wholly owned subsidiary, purchased two two-story office buildings containing 127,085 rentable square feet in Sacramento, California (the “University Park Buildings”) for a purchase price of $23.9 million plus closing costs.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: September 24, 2008	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the University Park Buildings for the year ended December 31, 2007. This statement is the responsibility of the University Park Buildings’ management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the University Park Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the University Park Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the University Park Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the University Park Buildings for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

September 16, 2008

UNIVERSITY PARK BUILDINGS

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2008 (unaudited)

and the Year Ended December 31, 2007

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
	(unaudited)
Revenues:
Rental income	$1,329,464	$2,594,657
Tenant reimbursements	43,607	152,048
Other income	6,717	29,339

Total revenues	1,379,788	2,776,044
Expenses:
Repairs & maintenance	188,631	471,841
Utilities	112,551	266,444
Real estate taxes	104,647	205,200
General and administrative	58,353	117,554
Insurance	42,854	86,936
Management fees	42,084	84,346
Other operating expenses	12,340	42,166

Total expenses	561,460	1,274,487

Revenues over certain operating expenses	$818,328	$1,501,557

See accompanying notes.

UNIVERSITY PARK BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2008 (unaudited)

and the Year Ended December 31, 2007

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On July 31, 2008, KBS Real Estate Investment Trust, Inc. (“KBS REIT”) acquired, through an indirect wholly owned subsidiary, two two-story office buildings containing 127,085 rentable square feet (unaudited) (the “University Park Buildings”) from DRA Advisors, LLC (the “Seller”), an unaffiliated entity. The University Park Buildings are located on a 10.9-acre parcel of land (unaudited) in Sacramento, California. The purchase price for the University Park Buildings was $23.9 million plus closing costs.

KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets. The primary type of properties in which KBS REIT may invest include office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also makes investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance instruments.

2.	BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission. The University Park Buildings are not legal entities and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses KBS REIT expects to incur in the future operations of the University Park Buildings have been excluded. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the University Park Buildings.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the University Park Buildings were acquired from an unaffiliated party and (ii) based on due diligence of the University Park Buildings by KBS REIT, management is not aware of any material factors relating to the University Park Buildings that would cause this financial information not to be necessarily indicative of future operating results.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to deferred rent decreased revenue by $57,819 for the year ended December 31, 2007 and decreased revenue by $35,965 for the six months ended June 30, 2008 (unaudited).

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS (UNAUDITED)

As of December 31, 2007, the University Park Buildings were 94% leased by 12 tenants. For the year ended December 31, 2007, the University Park Buildings earned approximately 46.2% of their rental income from two government tenants. These two tenant leases expire in 2015 and 2011. In addition, the University Park Buildings earned approximately 23.4% of their rental income from a tenant in the health care industry, and that lease expires in 2011.

UNIVERSITY PARK BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Six Months Ended June 30, 2008 (unaudited)

and the Year Ended December 31, 2007

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2007, future minimum rental receipts due under lease agreements for the years ending December 31 were as follows (in thousands):

2008	$2,730
2009	2,780
2010	2,729
2011	2,087
2012	1,065
Thereafter	2,423

$13,814

6.	INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the six months ended June 30, 2008 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

KBS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2007 and June 30, 2008, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2007 and the six months ended June 30, 2008, and the notes thereto. The consolidated financial statements of KBS REIT as of and for the year ended December 31, 2007 and the consolidated financial statements as of and for the six months ended June 30, 2008 have been included in KBS REIT’s prior filings with the Commission. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Crescent Green Buildings, the 625 Second Street Building, the Sabal VI Building, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, the 2200 West Loop South Building, ADP Plaza, Patrick Henry Corporate Center, Woodfield Preserve Office Center, the Nashville Flex Portfolio, South Towne Corporate Center I and II, Rivertech I & II, Arden Southern California Office Portfolio Mezzanine Loans, and Tysons Dulles Plaza, which have been included in KBS REIT’s prior filings with the Commission.

The following unaudited pro forma balance sheet as of June 30, 2008 has been prepared to give effect to the acquisitions of the University Park Buildings, the GKK Mezzanine Loan and North Creek Parkway Center (the “Q3 2008 Acquisitions”), as if these assets were acquired on January 1, 2007. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including the refinancing of properties in the Opus National Industrial Portfolio, Nashville Flex Portfolio, Patrick Henry Corporate Center, and Rivertech I & II that occurred subsequent to the pro forma balance sheet date.

The following unaudited pro forma statement of operations for the year ended December 31, 2007 and the six months ended June 30, 2008 have been prepared to give effect to the acquisitions of the (i) Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Second Tribeca Mezzanine Loan, the Tribeca Senior Loan Participation, the Opus National Industrial Portfolio, the National Industrial Portfolio, Plano Corporate Center I & II, the 2200 West Loop South Building, the 200 Professional Drive Loan Origination, the Lawrence Village Plaza Loan Origination, the 11 South LaSalle Loan Origination, One Madison Park Mezzanine Loan, ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note and Artisan Multifamily Portfolio Mezzanine Loan (collectively, the “2007 Acquisitions”), (ii) Rivertech I & II, Arden Southern California Office Portfolio Mezzanine Loans, San Antonio Business Park Mortgage Loan, and Tysons Dulles Plaza (collectively, the “Q1 and Q2 2008 Acquisitions”), and (iii) the Q3 2008 Acquisitions, as if these assets were all acquired on January 1, 2007.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2007 Acquisitions, the Q1 and Q2 2008 Acquisitions, and the Q3 2008 Acquisitions all been acquired on January 1, 2007. In addition, the pro forma balance sheet includes pro forma allocations of the purchase prices of these assets based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2008

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
				Q3 2008 Acquisitions
	KBS Real Estate Investment Trust Historical (a)	2007 Acquisitions (b)	Q1 and Q2 2008 Acquisitions (c)	University Park Buildings (d)		GKK Mezzanine Loan (e)		North Creek Parkway Center (f)		Pro Forma Total
Assets
Real estate:
Land	$235,123	$-	$-	$6,231	(g)	$-		$11,779	(g)	$253,133
Buildings and improvements, net	1,353,621	-	-	18,124	(g)	-		27,108	(g)	1,398,853
Tenant origination and absorption costs, net	124,290	-	-	2,195	(g)	-		3,069	(g)	129,554

Total real estate, net	1,713,034	-	-	26,550		-		41,956		1,781,540
Real estate loans receivable	459,905	-	-	-		496,039		-		955,944
Marketable securities	55,261	-	-	-		-		-		55,261

Total real estate investments, net	2,228,200	-	-	26,550		496,039		41,956		2,792,745
Cash and cash equivalents	403,237	-	-	-		-		-		403,237
Restricted cash	6,536	-	-	-		-		-		6,536
Rents and other receivables	12,248	-	-	-		-		-		12,248
Above-market leases, net	22,388	-	-	-		-		137	(g)	22,525
Deferred financing costs, prepaid and other assets	31,614	-	-	-		3,873	(h)	-		35,487

Total assets	$2,704,223	$-	$-	$26,550		$499,912		$42,093		$3,272,778

Liabilities and Stockholders’ Equity
Notes payable	$1,142,868	$(7,475)	$(3,621)	$-		$297,623		$-		$1,429,395
Accounts payable and accrued liabilities	20,097	-	-	-		-		-		20,097
Due to affiliates	6,735	-	-	-		-		-		6,735
Distributions payable	9,697	-	-	-		-		-		9,697
Below-market leases, net	41,754	-	-	2,412	(g)	-		546	(g)	44,712
Other liabilities	7,009	-	-	-		-		-		7,009

Total liabilities	1,228,160	(7,475)	(3,621)	2,412		297,623		546		1,517,645

Commitments and contingencies
Minority interest	15,337	-	-	-		-		-		15,337
Redeemable common stock	31,932	-	-	-		-		-		31,932
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-	-	-		-		-		-
Common stock, $.01 par value; 1,000,000,000 shares authorized, 172,153,293 shares issued and outstanding, 203,106,602 pro forma shares	1,721	8	5	27		224		46		2,031
Additional paid-in capital	1,509,526	7,467	3,616	24,111		202,065		41,501		1,788,286
Cumulative distributions and net loss	(82,182)	-	-	-		-		-		(82,182)
Accumulated other comprehensive loss	(271)	-	-	-		-		-		(271)

Total stockholders’ equity	1,428,794	7,475	3,621	24,138		202,289		41,547		1,707,864

Total liabilities and stockholders’ equity	$2,704,223	$-	$-	$26,550		$499,912		$42,093		$3,272,778

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2008

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of June 30, 2008.

(b)	Represents adjustments to notes payable, common shares and additional paid-in capital to reflect the repayment in July 2008 of one-year bridge loans for 10 properties, all of which bore interest at a floating rate of one-month LIBOR plus 140 basis points, and the subsequent refinancing of the properties with a four-year secured mortgage loan facility, which bears interest at a floating rate of one-month LIBOR plus 220 basis points. KBS REIT has purchased interest rate protection for the majority of the mortgage loan in the form of an interest rate swap agreement, effectively fixing the interest rate on a majority of the loan at 6.02%. The repayments and subsequent refinancing relate to the following 10 properties (in thousands):

	Bridge Loans	Mortgage Loan
Opus National Industrial Portfolio
Advo/Valasis	$4,988	$4,823
Cardinal Health	6,900	6,325
Corporate Express	5,318	5,005
Crystal Park	12,009	11,330
Hartman	9,479	9,185
Park 75	10,138	9,955
Rickenbacker	9,465	8,676
Plainfield	10,200	9,350

Total Opus National Industrial Portfolio	68,497	64,649
Nashville Flex Portfolio	32,430	29,728
Patrick Henry	11,100	10,175

	$112,027	$104,552

The purchases of these properties were initially funded with proceeds from the issuance of 5,906,134 shares, 2,508,864 shares, and 888,958 shares of stock for the Opus National Industrial Portfolio, Nashville Flex Portfolio and Patrick Henry Corporate Center, respectively, from KBS REIT’s initial public offering.

(c)	Represents adjustments to notes payable, common shares and additional paid-in capital to reflect the repayment in July 2008 of the $27.3 million nine-month bridge loan secured by Rivertech I and II and Rivertech III, as well as the subsequent refinancing of the property with a four-year secured mortgage facility of $25.0 million. The purchase of the property was initially funded with proceeds from the issuance of 2,071,674 shares from KBS REIT’s initial public offering.

Also represents adjustments to notes payable, common shares and additional paid in capital to reflect the repayment in September 2008 of the $77.7 million six-month bridge loan secured by Tysons Dulles Plaza and the subsequent refinancing of the property with a five and a half-year secured mortgage loan facility of $76.4 million. The purchase of the property was initially funded with proceeds from the issuance of 8,633,336 shares from KBS REIT’s initial public offering.

(d)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the University Park Buildings. The purchase price of approximately $24.1 million (including closing costs) was funded with proceeds from the issuance of 2,677,289 shares of stock from KBS REIT’s initial public offering.

(e)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the GKK Mezzanine Loan. The purchase price of approximately $499.9 million (including closing costs) was funded with two 18-month repurchase agreements in the aggregate principal amount of $297.6 million and proceeds from the issuance of 22,437,072 shares of stock from KBS REIT’s initial public offering.

(f)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of North Creek Parkway Center. The purchase price of approximately $41.5 million (including closing costs) was funded with proceeds from the issuance of 4,608,224 shares of stock from KBS REIT’s initial public offering.

(g)	KBS REIT intends to account for the acquisition in accordance with Statement of Financial Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

(h)	Represents total acquisition costs for the GKK Mezzanine Loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
						Q3 2008 Acquisitions
	KBS Real Estate Investment Trust Historical (a)	2007 Acquisitions (b)		Q1 and Q2 2008 Acquisitions (c)		University Park Buildings		GKK Mezzanine Loan		North Creek Parkway Center		Pro Forma Total
Revenues:
Rental income	$71,253	$(5,961)	(d)	$6,497	(d)	$1,537	(d)	$-		$1,471	(d)	$74,797
Tenant reimbursements	18,689	-		463	(e)	44	(e)	-		470	(e)	19,666
Interest income from real estate loan receivable	27,488	427	(b)	7,600	(c)	-		24,152	(f)	-		59,667
Parking revenues and other operating income	1,539	-		56	(g)	7	(g)	-		5	(g)	1,607

Total revenues	118,969	(5,534)		14,616		1,588		24,152		1,946		155,737

Operating expenses:
Operating, maintenance and management	15,744	-		1,730	(h)	457	(h)	-		383	(h)	18,314
Real estate taxes property-related taxes and insurance	12,056	-		826	(i)	105	(i)	-		173	(i)	13,160
Asset management fees to affiliate	8,004	(1,270)	(j)	679	(j)	91	(j)	1,875	(j)	156	(j)	9,535
General and administrative	2,510	-		-		-		-		-		2,510
Depreciation and amortization	44,370	(7,936)	(k)	2,851	(k)	396	(k)	-		965	(k)	40,646

Total operating expenses	82,684	(9,206)		6,086		1,049		1,875		1,677		84,165

Operating income	36,285	3,672		8,530		539		22,277		269		71,572

Other income (expenses):
Interest expense	(30,141)	592	(b)	(2,082)	(c)	-		(6,601)	(l)	-		(38,232)
Other-than-temporary impairment of marketable securities	(7,027)	-		-		-		-		-		(7,027)
Interest income	3,172	-		-		-		-		-		3,172
Unrealized gain on derivative instruments	192	-		-		-		-		-		192

Total other income (expenses), net	(33,804)	592		(2,082)		-		(6,601)		-		(41,895)

Net income before minority interest and provision for income taxes	2,481	4,264		6,448		539		15,676		269		29,677
Minority interest in loss of consolidated entity	1,848	1,025	(m)	-		-		-		-		2,873

Net income before provision for income taxes	4,329	5,289		6,448		539		15,676		269		32,550
Provision for income taxes	(366)	-		-		-		-		-		(366)

Net income	$3,963	$5,289		$6,448		$539		$15,676		$269		$32,184

Net income per common share, basic and diluted	$0.03											$0.16

Weighted-average number of common shares outstanding, basic and diluted	120,978,761											203,106,602

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q for the six months ended June 30, 2008.

(b)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington, all acquired during the first quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, Tribeca Senior Loan Participation, all acquired during the second quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan, all acquired during the third quarter of 2007, as if these had been acquired as of January 1, 2007. Detailed pro forma information for Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, and Artisan Multifamily Portfolio Mezzanine Loan, all acquired during the fourth quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, and Artisan Multifamily Portfolio Mezzanine Loan has been previously filed with the Commission.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of Arden Southern California Office Portfolio Mezzanine Loans, San Antonio Business Park Mortgage Loan, Rivertech I & II, and Tysons Dulles Plaza, all acquired during the first and second quarters of 2008 as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Arden Southern California Office Portfolio Mezzanine Loans, Rivertech I & II, and Tysons Dulles Plaza has been previously filed with the Commission.

(d)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT), including amortization of above-market lease assets and below-market lease liabilities for the six months ended June 30, 2008. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2008), based on historical operations of the previous owner.

(f)	Represents interest income from loan receivable for the GKK Mezzanine Loan (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2008) at a variable rate equal to 30-day LIBOR plus 520 basis points. The loan receivable with an original and current principal balance of $500.0 million was purchased at a $4.0 million discount. The discount is recognized as interest income over the remaining life of the loan using the effective interest method. The effective interest rate for the period was 10.15%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(g)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2008), based on historical operations of the previous owner.

(h)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2008), based on historical operations of the previous owner.

(i)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2008), based on historical operations of the previous owner and accrual based on new valuation upon purchase by KBS REIT.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)

For the Six Months Ended June 30, 2008

(j)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2008) that would be due to affiliates had the assets been acquired on January 1, 2007. For all investments other than the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments. For KBS REIT’s investment in the joint venture that owns the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.27% of the cost of the joint venture investment, which equals the product of (i) the amount actually paid or allocated to the purchase, development, construction or improvement of properties by the joint venture, inclusive of expenses related thereto, and the amount of any outstanding debt associated with such properties and the venture and (ii) the percentage that represents KBS REIT’s economic interest in the joint venture.

In addition to the asset management fee, the affiliate may also earn a performance fee related to the joint venture investment in the National Industrial Portfolio that would in effect make the affiliate’s cumulative fees related to the investment equal to 0.75% of the cost of the joint venture investment on an annualized basis from the date of KBS REIT’s investment in the joint venture through the date of calculation. This fee is conditioned upon the amount of KBS REIT’s funds from operations. As of June 30, 2008, KBS REIT’s operations were sufficient to meet the funds from operations condition per the advisory agreement with the affiliate.

(k)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2008) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over the life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(l)	Represents interest expense incurred on two 18-month repurchase agreements in the aggregate principal amount of $297.6 million the proceeds of which were used to acquire the GKK Mezzanine Loan. Both repurchase agreements bear interest at a variable rate of 30-day LIBOR plus 150 basis points (average interest rate of 4.44% for the period).

(m)	Represents minority interest share of 20% of the net loss on the National Industrial Portfolio (not reflected in the historical statement of operations of KBS REIT for the six months ended June 30, 2008).

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
						Q3 2008 Acquisitions
	KBS Real Estate Investment Trust Historical (a)	2007 Acquisitions (b)		Q1 and Q2 2008 Acquisitions (c)		University Park Buildings		GKK Mezzanine Loan		North Creek Parkway Center		Pro Forma Total
Revenues:
Rental income	$65,833	$61,731	(d)	$17,518	(d)	$3,043	(d)	$-		$3,179	(d)	$151,304
Tenant reimbursements	13,299	18,237	(e)	975	(e)	152	(e)	-		960	(e)	33,623
Interest income from real estate loan receivable	14,374	14,967	(b)	38,219	(c)	-		48,362	(f)	-		115,922
Parking revenues and other operating income	1,755	1,306	(g)	561	(g)	29	(g)	-		5	(g)	3,656

Total revenues	95,261	96,241		57,273		3,224		48,362		4,144		304,505

Operating expenses:
Operating, maintenance and management	13,408	36,184	(h)	3,598	(h)	1,069	(h)	-		758	(h)	55,017
Real estate taxes property-related taxes and insurance	9,519	11,241	(i)	2,040	(i)	205	(i)	-		350	(i)	23,355
Asset management fees to affiliate	5,095	6,981	(j)	2,764	(j)	181	(j)	3,749	(j)	312	(j)	19,082
General and administrative	4,049	-		-		-		-		-		4,049
Depreciation and amortization	42,916	32,851	(k)	7,199	(k)	780	(k)	-		1,223	(k)	84,969

Total operating expenses	74,987	87,257		15,601		2,235		3,749		2,643		186,472

Operating income	20,274	8,984		41,672		989		44,613		1,501		118,033

Other income (expenses):
Interest expense	(33,368)	(35,179)	(b)	(6,131)	(c)	-		(20,056)	(l)	-		(94,734)
Interest income	5,041	-		-		-		-		-		5,041
Loss on interest rate cap	(1,524)	-		-		-		-		-		(1,524)

Total other income (expenses), net	(29,851)	(35,179)		(6,131)		-		(20,056)		-		(91,217)

Net income (loss) before minority interest and provision for income taxes	(9,577)	(26,195)		35,541		989		24,557		1,501		26,816
Minority interest in loss of consolidated entity	2,773	8,829	(m)	-		-		-		-		11,602

Net income (loss) before provision for income taxes	(6,804)	(17,366)		35,541		989		24,557		1,501		38,418
Provision for income taxes	(394)	-		-		-		-		-		(394)

Net income (loss)	$(7,198)	$(17,366)		$35,541		$989		$24,557		$1,501		$38,042

Net income (loss) per common share, basic and diluted	$(0.15)											$0.19

Weighted-average number of common shares outstanding, basic and diluted	46,973,602											203,106,602

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

(a)	Historical financial information derived from KBS REIT’s Form 10-K for the year ended December 31, 2007.

(b)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington, all acquired during the first quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, Tribeca Senior Loan Participation, all acquired during the second quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan, all acquired during the third quarter of 2007, as if these had been acquired as of January 1, 2007. Detailed pro forma information for Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, and Artisan Multifamily Portfolio Mezzanine Loan, all acquired during the fourth quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, and Artisan Multifamily Portfolio Mezzanine Loan has been previously filed with the Commission.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of Arden Southern California Office Portfolio Mezzanine Loans, San Antonio Business Park Mortgage Loan, Rivertech I & II, and Tysons Dulles Plaza, all acquired during the first and second quarters of 2008 as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Arden Southern California Office Portfolio Mezzanine Loans, Rivertech I & II, and Tysons Dulles Plaza has been previously filed with the Commission.

(d)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT), including amortization of above-market lease assets and below-market lease liabilities for the year ended December 31, 2007. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007), based on historical operations of the previous owners.

(f)	Represents interest income from loan receivable for the GKK Mezzanine Loan (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007) at a variable rate equal to 30-day LIBOR plus 520 basis points. The loan receivable with an original and current principal balance of $500.0 million was purchased at a $4.0 million discount. The discount is recognized as interest income over the remaining life of the loan using the effective interest method. The effective interest rate for the period was 10.15%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(g)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007), based on historical operations of the previous owner.

(h)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007), based on historical operations of the previous owner.

(i)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007), based on historical operations of the previous owner and accrual based on new valuation upon purchase by KBS REIT.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2007

(j)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007) that would be due to affiliates had the assets been acquired on January 1, 2007. For all investments other than the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments. For KBS REIT’s investment in the joint venture that owns the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.27% of the cost of the joint venture investment, which equals the product of (i) the amount actually paid or allocated to the purchase, development, construction or improvement of properties by the joint venture, inclusive of expenses related thereto, and the amount of any outstanding debt associated with such properties and the venture and (ii) the percentage that represents KBS REIT’s economic interest in the joint venture.

In addition to the asset management fee, the affiliate may also earn a performance fee related to the joint venture investment in the National Industrial Portfolio that would in effect make the affiliate’s cumulative fees related to the investment equal to 0.75% of the cost of the joint venture investment on an annualized basis from the date of KBS REIT’s investment in the joint venture through the date of calculation. This fee is conditioned upon the amount of KBS REIT’s funds from operations. Because KBS REIT’s operations were sufficient to meet the funds from operations condition per the advisory agreement with the affiliate as of June 30, 2008, the asset management fees to affiliate calculation assumes affiliate earned a combined annualized asset management fee and performance fee of 0.75% of the cost of the joint venture investment for the year ended December 31, 2007.

(k)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over the life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(l)	Represents interest expense incurred on two 18-month repurchase agreements in the aggregate principal amount of $297.6 million the proceeds of which were used to acquire the GKK Mezzanine Loan. Both repurchase agreements bear interest at a variable rate of 30-day LIBOR plus 150 basis points (average interest rate of 6.74% for the period).

(m)	Represents minority interest share of 20% of the net loss on the National Industrial Portfolio (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007).